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                                           Exhibit 23.2

                       ARTHUR ANDERSEN LLP

          CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made part of this (the attached) Registration Statement.

                                   /s/ Arthur Andersen LLP
                                   -----------------------
                                   ARTHUR ANDERSEN LLP
Chicago, Illinois
May 13, 1998